MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO        SEMIANNUAL REPORT

Dear Contract Owner,                                             August 20, 1999

We are pleased to present you with the semiannual report for the Mitchell Hutchins Series Trust--Global Income Portfolio for the six-month period ended June 30, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

U.S. BOND MARKET
Bond prices ended the period lower, with long-term interest rates up almost one percentage point vs. the beginning of the period. The Treasury yield curve flattened as rates for bonds with maturities of two years rose more than those of bonds with maturities of 30 years. Corporate and mortgage bonds suffered losses as spreads (the difference in yield or income that securities must pay to compensate for the additional risk) over Treasurys widened. We attribute the widening to: profit-taking in the corporate and mortgage sectors; heavy net issuance of asset-backed securities, commercial mortgage-backed securities and high yield bonds; and uncertainty about the Federal Reserve's moves.

INFLATION FEARS RESURFACE--
Reassessment of inflation risk became the dominant theme driving bond yields, as the markets reacted to improving economic prospects in Asia and Latin America, rapidly growing U.S. demand, higher oil prices and fears that future wage increases would not be offset by commodity deflation. The Federal Reserve raised the federal funds rate by 0.25% on June 30 and assumed a neutral stance, meaning no predisposition to raise or lower rates at its next meeting in August.

INTERNATIONAL BOND MARKETS
Emerging bond markets returned 10.57% over the six-month period ended June 30, 1999, outperforming the developed bond markets, which, as measured by the Salomon Smith Barney World Government Bond Index (WGBI), lost 0.1% on a currency-hedged basis. The strong U.S. dollar further eroded returns in developed bond markets--the WGBI lost 7.17% on an unhedged basis.

   EUROPEAN bonds performed the worst, losing 13.08% in U.S. dollar terms for the six-month period. The euro, the new European currency, was weak over the period. Investors began selling European bonds under the assumption that the European Central Bank would have to raise interest rates to keep the euro from depreciating. We believe the currency weakness is largely a cyclical event that should end when relative growth rates between the United States and Europe shift.

   JAPANESE bonds lost 4.50% over the period. We see limited potential for Japanese bonds as long as interest rates remain at historical lows both domestically and in relation to other countries. Although the Japanese economy shows some encouraging signs of cyclical improvement, structural weaknesses remain. With short-term rates near zero and large fiscal deficits. Japan has reached the limits of conventional stimulus measures. A stronger yen poses a threat to Japanese manufacturers and to further recovery of the Japanese economy. Net capital flows in Japan have kept the yen strong recently.

   The performance of EMERGING MARKET DEBT -- as measured by the JPMorgan Emerging Market Bond Index Plus (EMBI+) -- was heavily influenced by the performance of Russian debt. During the period, Russian bonds rallied from extremely depressed levels despite doubts about the government's ability and willingness to repay its foreign obligations.

SEMIANNUAL REPORT

   Uncertainties cloud the outlook for Latin American debt:
- Argentina's ability to roll over large amounts of external debt at a time of worsening recession
-  The prospect of a Brady rescheduling by Ecuador
- Brazil's ability to continue to achieve the economic and fiscal targets specified in its IMF program.
   On the other hand, higher world growth and rising commodity prices could help the creditworthiness of many countries. We believe Poland and Mexico are continuing to improve their creditworthiness.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE--TOTAL RETURNS FOR PERIODS ENDED 6/30/99

                                        Cumulative          Annualized
--------------------------------------------------------------------------------
  Six Months                                 -4.52%                N/A
  One Year                                    2.06%              2.06%
  Five Years                                 34.14%              6.05%
  Ten Years                                 102.19%              7.29%
  Since Inception 5/1/88                    112.25%              6.97%
--------------------------------------------------------------------------------

Past performance does not guarantee future performance. Total return calculations assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Total returns for periods of less than one year are not annualized. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

   The Fund's primary market allocation strategy remained constant over the period. Fund duration--a measure of exposure to interest rate risk--was short in Europe (i.e., a lower level of risk than that of the WGBI) and neutral in the United States. The Portfolio held no Japanese bonds. In Germany we adopted a bias to a yield curve "flattening" (meaning the yield difference between short and long maturities is diminishing). We reduced the Fund's currency position in Europe from 40.7% at December 31, 1998 to 29.8% at June 30, 1999, and increased its exposure to the yen from zero to 5.3% over the same period. Both positions were below WGBI weightings at period-end.(1)

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

Top Five Allocations(1)

                                        Portfolio %           Portfolio %
                                       as of 6/30/99        as of 12/31/98
--------------------------------------------------------------------------------
  U.S. Treasurys and U.S. Corporates        44.9                 51.4
  Euro                                      17.3                  --
  Foreign Corporates and Sovereigns         13.7                  2.3
  UK                                        11.3                 14.9
  Canada                                     5.4                  3.9
--------------------------------------------------------------------------------
  Top Five Total                            92.6                 72.5

(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO        SEMIANNUAL REPORT



MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

Credit Quality(1)

                                         Portfolio %         Portfolio %
                                        as of 6/30/99      as of 12/31/98
--------------------------------------------------------------------------------
  AAA                                       61.6                 66.0
  AA                                         9.7                 11.2
  A                                         14.5                 18.1
  BBB                                        4.2                  1.3
  BB                                         3.9                  0.8
  B                                          1.0                  0.0
  A1/P1                                      5.1                  2.6
--------------------------------------------------------------------------------
  Total                                    100.0                100.0


OUTLOOK
--------------------------------------------------------------------------------

[GRAPHIC]

GLOBAL ECONOMY

   Global growth and rising commodity prices represent risks to the bond markets--if inflation rises then current, historically low inflation-risk premiums could also rise. The prospects for global growth have brightened in recent months. The U.S. economy has shown surprising strength, emerging economies have stabilized and Europe is showing signs of moderate improvement. Most commodity prices have stabilized and crude oil prices have rebounded strongly, which bodes well for many resource-based developing countries. Many economies are benefiting from easing monetary policy.

DURATION STRATEGY

   Although yields in most markets have risen in recent months, we still believe that a cautious approach to risk is appropriate going forward. Reflecting this view, the Fund's overall duration is currently low, at about four years. As always, this will change as market conditions dictate. We believe the Fund is well structured for a global economy in which growth is stabilizing and inflation could increase moderately.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

Characteristics

                                        As of 6/30/99       As of 12/31/98
--------------------------------------------------------------------------------
Weighted Average Maturity                  7.1 Yrs              6.3 Yrs
Weighted Average Duration                  3.9 Yrs              4.0 Yrs
--------------------------------------------------------------------------------

(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

MARKET ALLOCATION

   The Fund's primary market concentrations are in government and corporate bonds in the United States (44.9%).1 The Fund is underexposed to European bonds relative to the WGBI and has no exposure to yen-denominated bonds.

CURRENCY STRATEGY

   As noted above, the Fund is underweighted in European currencies and the yen. While we intend to vary these exposures depending on economic developments and technical analysis, our general bias is to increase allocations to foreign currencies.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

Currency Exposure(1)

                                         Portfolio %          Portfolio %
                                        as of 6/30/99       as of 12/31/98
--------------------------------------------------------------------------------
  U.S. Dollar                               63.0                 51.9
  Hedged to U.S. Dollar                      2.3                  8.0
  Unhedged                                  34.7                 40.1
--------------------------------------------------------------------------------
  Total                                    100.0                100.0

   Cyclical factors have had the greatest impact on currency trends in recent months. Strong economic growth in the United States has put upward pressure on U.S. interest rates, strengthening the U.S. dollar versus most foreign currencies. However, the U.S. current account balance has deteriorated sharply and over the next few years is expected to reach record lows in relation to gross domestic product. The dollar could be vulnerable if the current account deficit changed investors' perceptions about the investment merits of the United States. In this case, foreign currency exposure would enhance the Portfolio's bond returns.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/Margo Alexander                  /s/Brian M. Storms
MARGO ALEXANDER                     BRIAN M. STORMS
Chairman and                        President and
Chief Executive Officer             Chief Operating Officer
Mitchell Hutchins                   Mitchell Hutchins
Asset Management Inc.               Asset Management Inc.




(1) Weightings represent percentages of portfolio assets as of June 30, 1999. The Portfolio is actively managed and its composition will vary over time.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                JUNE 30, 1999(UNAUDITED)

PRINCIPAL
 AMOUNT
 (000)*                                                      MATURITY DATES       INTEREST RATES           VALUE
---------                                                 --------------------  ------------------   ------------------
LONG-TERM DEBT SECURITIES--90.65%
BRAZIL--1.12%
US$   207  Federal Republic of Brazil, DCB..............        04/15/12               5.938%@       $          126,788
                                                                                                     ------------------
CANADA--5.36%
      865  Government of Canada.........................  03/01/01 to 09/01/01    7.000 to 7.500                607,861
                                                                                                     ------------------
FRANCE--1.50%
      152  Government of France.........................        10/25/25               6.000                    170,807
                                                                                                     ------------------
GERMANY--4.23%
      467  Federal Republic of Germany..................  07/04/09 to 01/04/28    4.000 to 5.625                480,018
                                                                                                     ------------------
ITALY--2.64%
      245  Republic of Italy............................        04/01/04               8.500                    300,166
                                                                                                     ------------------
JAPAN--1.31%
US$   150  Sony Corporation.............................        03/04/03               6.125                    148,460
                                                                                                     ------------------
KOREA--0.61%
US$    65  Republic of Korea............................        04/15/08               8.875                     68,819
                                                                                                     ------------------
LUXEMBOURG--1.64%
US$   200  Tyco International Group.....................        01/15/09               6.125                    185,691
                                                                                                     ------------------
MEXICO--4.73%
US$   184  Pemex Finance Limited........................        11/15/03               6.125                    184,241
US$   140  United Mexican States........................        02/17/09              10.375                    142,800
US$   250  United Mexican States Series B, DISC (1).....        12/31/19               5.875@                   210,000
                                                                                                     ------------------
                                                                                                                537,041
                                                                                                     ------------------
NETHERLANDS--3.85%
      381  Government of Netherlands....................        09/15/01               8.750                    436,741
                                                                                                     ------------------
PANAMA--1.31%
US$   203  Republic of Panama, PDI (2)..................        07/17/16               5.938@                   148,312
                                                                                                     ------------------
PHILIPPINES--0.65%
US$    75  Republic of Philippines......................        04/15/08               8.875                     73,755
                                                                                                     ------------------
POLAND--3.16%
      460  Republic of Poland...........................        06/12/04              10.000                    115,325
US$   410  Republic of Poland, PAR......................        10/27/24               3.000#                   243,950
                                                                                                     ------------------
                                                                                                                359,275
                                                                                                     ------------------
UNITED KINGDOM--11.19%
      695  United Kingdom Gilt..........................  08/27/02 to 07/12/11   6.500 to 10.000              1,270,719
                                                                                                     ------------------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

PRINCIPAL
 AMOUNT
 (000)*                                                      MATURITY DATES       INTEREST RATES           VALUE
---------                                                 --------------------  ------------------   ------------------

LONG-TERM DEBT SECURITIES--(CONCLUDED)

UNITED STATES--47.35%
      105  Associates Corporation of North America......        11/01/03               5.750%        $          101,742
      308  Banc One Corporation.........................        09/01/00               6.250                    307,521
      200  CIT Group Incorporated.......................        02/15/04               5.500                    190,767
      325  Clorox Corporation...........................        07/15/01               8.800                    341,038
 NZD  650  Federal National Mortgage Association........        06/20/02               7.250                    352,030
      685  Federal National Mortgage Association........  04/15/03 to 05/15/08    5.750 to 6.000                669,734
      120  FMR Corporation..............................        06/15/29               7.570                    118,969
      500  Ford Motor Capital Corporation BV............        07/01/01               9.500                    529,707
      185  General Motors Acceptance Corporation........        11/10/03               5.750                    178,679
       65  Phillip Morris Companies.....................        02/01/07               7.200                     64,799
      848  U.S. Treasury Inflation Index Bonds..........  01/15/08 to 04/15/28         3.625                    807,650
    1,720  U.S. Treasury Notes..........................  11/30/00 to 02/15/29    4.625 to 6.500              1,712,088
                                                                                                     ------------------
                                                                                                              5,374,724
                                                                                                     ------------------
Total Long-Term Debt Securities (cost--$10,816,209).....                                                     10,289,177
                                                                                                     ------------------

SHORT-TERM DEBT SECURITIES--6.05%
AUSTRALIA--1.22%
      210  Australia Treasury Bills.....................        07/15/99               4.630+                   138,584
                                                                                                     ------------------
GERMANY--2.51%
      275  Federal Republic of Germany..................        12/17/99               4.250                    285,214
                                                                                                     ------------------
NETHERLANDS--2.32%
      243  Government of Netherlands....................        05/15/00               9.000                    263,492
                                                                                                     ------------------
Total Short-Term Debt Securities (cost--$714,557).......                                                        687,290
                                                                                                     ------------------

REPURCHASE AGREEMENT--1.94%
      220  Repurchase Agreement dated 06/30/99 with
           Brown Brothers
           Harriman & Company, collateralized by
           $220,000 U.S. Treasury Notes, 6.375%, due
            03/31/01 (value--$225,836); proceeds:
            $220,026 (cost--$220,000)...................        07/01/99               4.250                    220,000
                                                                                                     ------------------
Total Investments (cost--$11,750,766)--98.64%...........                                                     11,196,467
Other assets in excess of liabilties--1.36%.............                                                        153,908
                                                                                                     ------------------
Net Assets--100.00%.....................................                                             $       11,350,375
                                                                                                     ------------------
                                                                                                     ------------------

---------------

Note: The Portfolio of Investments is listed by the issuer's country of origin.
*    In local currency unless otherwise indicated.
#    Reflects rate at June 30, 1999 on step coupon rate instruments.
@ Floating rate securites--the interest rates shown are the current rates as of June 30, 1999.
+    Interest rate shown is discount rate at date of purchase.
(1) Issued with additional 385,000 recoverable rights attached maturing on 06/30/03 with no market value.
(2)  Interest may be capitalized.
DCB  Debt Conversion Bond.
DISC Discount Bond.
NZD  New Zealand Dollars.
PAR  Par Bond.
PDI  Past Due Interest Bond.
US$  United States Dollars.

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                               UNREALIZED
                                     CONTRACT TO                                              APPRECIATION
                                       DELIVER     IN EXCHANGE FOR       MATURITY DATES      (DEPRECIATION)
                                     -----------  -----------------  ----------------------  --------------
British Pounds.....................      270,000  US$   433,890             07/13/99            $  8,229
British Pounds.....................      137,000  US$   216,460             08/27/99                 409
British Pounds.....................      125,000  US$   200,913             12/08/99               3,496
Canadian Dollars...................      303,000  US$   207,819             08/16/99               1,908
New Zealand Dollars................      400,000  US$   201,080             07/06/99             (10,716)
U.S. Dollars.......................      511,638  EUR   494,000       07/21/99 to 07/26/99        (1,720)
U.S. Dollars.......................      321,726  JPY 38,000,000            07/14/99              (6,983)
U.S. Dollars.......................      196,400  NZD   400,000             07/06/99              15,396
                                                                                                 -------
                                                                                                $ 10,019
                                                                                                 -------
                                                                                                 -------

---------------
CURRENCY TYPE ABBREVIATIONS:

EUR --Euro Dollars
JPY --Japanese Yen
NZD --New Zealand Dollars
US$ --United States Dollars

INVESTMENTS BY TYPE OF ISSUER

                                     PERCENT OF NET ASSETS
                                     ----------------------
                                     LONG-TERM   SHORT-TERM
                                     ---------   ----------
Government and other public
  issuers..........................    73.76%       6.05%
Bank and other financial
  institutions.....................    12.58          --
Industrial.........................     4.31          --
Repurchase agreement...............       --        1.94
                                     ---------   ----------
                                       90.65%       7.99%
                                     ---------   ----------
                                     ---------   ----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                     JUNE 30, 1999(UNAUDITED)

ASSETS
Investments in securities, at value (cost--$11,750,766)...............................................  $11,196,467
Cash..................................................................................................        8,309
Interest receivable...................................................................................      212,203
Receivable for investments sold.......................................................................      243,904
Unrealized appreciation on forward foreign currency contracts.........................................       29,438
                                                                                                        -----------
Total assets..........................................................................................   11,690,321
                                                                                                        -----------

LIABILITIES
Payable for investments purchased.....................................................................      223,852
Payable for shares of beneficial interest repurchased.................................................       31,096
Unrealized depreciation on forward foreign currency contracts.........................................       19,419
Payable to investment adviser and administrator.......................................................        7,182
Accrued expenses and other liabilities................................................................       58,397
                                                                                                        -----------
Total liabilities.....................................................................................      339,946
                                                                                                        -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--1,073,961 (unlimited amount authorized)...   11,836,159
Undistributed net investment income...................................................................      195,861
Accumulated net realized losses from investment transactions..........................................     (132,770)
Net unrealized depreciation of investments, other assets, liabilities and forward contracts
  denominated in foreign currencies...................................................................     (548,875)
                                                                                                        -----------
Net assets............................................................................................  $11,350,375
                                                                                                        -----------
                                                                                                        -----------
Net asset value, offering price and redemption value per share........................................       $10.57
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                         FOR THE
                                                                                                                       SIX MONTHS
                                                                                                                          ENDED
                                                                                                                      JUNE 30, 1999
                                                                                                                       (UNAUDITED)
                                                                                                                      -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $654).................................................................   $   457,608
                                                                                                                      -------------

EXPENSES:
Investment advisory and administration..............................................................................        50,659
Custody and accounting..............................................................................................        33,376
Legal and audit.....................................................................................................        17,385
Reports and notices to shareholders.................................................................................        11,196
Trustees' fees......................................................................................................         3,750
Transfer agency fees and related service expenses...................................................................           750
Other expenses......................................................................................................         5,794
                                                                                                                      -------------
                                                                                                                           122,910
                                                                                                                      -------------
Net investment income...............................................................................................       334,698
                                                                                                                      -------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from:
    Investments.....................................................................................................          (642)
    Foreign currency transactions...................................................................................      (116,780)
Net change in unrealized appreciation/depreciation of:
    Investments.....................................................................................................      (817,905)
    Other assets, liabilities and forward contracts denominated in foreign currencies...............................       (18,057)
                                                                                                                      -------------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES.......................................................      (953,384)
                                                                                                                      -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................................   $  (618,686)
                                                                                                                      -------------
                                                                                                                      -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                FOR THE SIX
                                                                                                  MONTHS
                                                                                                   ENDED          FOR THE YEAR
                                                                                               JUNE 30, 1999          ENDED
                                                                                                (UNAUDITED)     DECEMBER 31, 1998
                                                                                             -----------------  -----------------
FROM OPERATIONS:
Net investment income......................................................................    $     334,698      $     941,853
Net realized gains (losses) from investments and foreign currency transactions.............         (117,422)            84,368
Net change in unrealized appreciation/depreciation of investments, other assets,
  liabilities and forward contracts denominated in foreign currencies......................         (835,962)           540,387
                                                                                             -----------------  -----------------
Net increase (decrease) in net assets resulting from operations............................         (618,686)         1,566,608
                                                                                             -----------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................................         --                 (812,318)
Net realized gains from investments........................................................         --                 (240,173)
                                                                                             -----------------  -----------------
Total dividends and distributions to shareholders..........................................         --               (1,052,491)
                                                                                             -----------------  -----------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares.......................................................          420,277            193,770
Cost of shares repurchased.................................................................       (4,185,552)        (4,931,980)
Proceeds from dividends reinvested.........................................................        1,032,547          1,195,367
                                                                                             -----------------  -----------------
Net decrease in net assets from beneficial interest transactions...........................       (2,732,728)        (3,542,843)
                                                                                             -----------------  -----------------
Net decrease in net assets.................................................................       (3,351,414)        (3,028,726)

NET ASSETS:
Beginning of period........................................................................       14,701,789         17,730,515
                                                                                             -----------------  -----------------
End of period (including undistributed net investment income of $195,861 at June 30,
  1999)....................................................................................    $  11,350,375      $  14,701,789
                                                                                             -----------------  -----------------
                                                                                             -----------------  -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Global Income Portfolio (the "Portfolio") is a non-diversified portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  Although the net assets and the market value of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain
(loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)

receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended June 30, 1999, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES
  For federal income tax purposes, the cost of securities owned at June 30, 1999 was substantially the same as the cost of securities for financial statement purposes.
  At June 30, 1999, the components of net unrealized depreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)................  $   59,486
Gross depreciation (investments having an excess of cost over value)................    (613,785)
                                                                                      ----------
Net unrealized depreciation of investments..........................................  $ (554,299)
                                                                                      ----------
                                                                                      ----------

  For the six months ended June 30, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $2,998,166 and $6,116,814, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                               FOR THE
                                                                             SIX MONTHS         FOR THE
                                                                                ENDED         YEAR ENDED
                                                                            JUNE 30, 1999  DECEMBER 31, 1998
                                                                            -------------  -----------------
Shares sold...............................................................       38,527           17,260
Shares redeemed...........................................................     (384,956)        (440,270)
Reinvestment of dividends.................................................       92,855          110,436
                                                                            -------------       --------
Net decrease..............................................................     (253,574)        (312,574)
                                                                            -------------       --------
                                                                            -------------       --------

MITCHELL HUTCHINS SERIES TRUST--GLOBAL INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                       FOR THE
                                                     SIX MONTHS
                                                        ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                                    JUNE 30, 1999   -----------------------------------------------------------
                                                     (UNAUDITED)      1998        1997        1996         1995         1994
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Net asset value, beginning of period..............    $  11.07      $   10.81   $   11.14   $   11.20   $    10.88   $    11.72
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Net investment income (loss)......................        0.29           0.69        0.75        0.87        (0.05)        0.97
Net realized and unrealized gains (losses) from
 investments and foreign currency.................       (0.79)          0.36       (0.36)      (0.13)        1.52        (1.60)
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Net increase (decrease) from investment
 operations.......................................       (0.50)          1.05        0.39        0.74         1.47        (0.63)
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Dividends from net investment income..............      --              (0.61)      (0.71)      (0.79)       (1.15)       (0.21)
Distributions from net realized gains from
 investments......................................      --              (0.18)      (0.01)      (0.01)      --           --
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Total dividends and distributions.................        0.00          (0.79)      (0.72)      (0.80)       (1.15)       (0.21)
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Net asset value, end of period....................    $  10.57      $   11.07   $   10.81   $   11.14   $    11.20   $    10.88
                                                    -------------   ---------   ---------   ---------   ----------   ----------
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Total investment return (1).......................       (4.52)%         9.69%       3.50%       6.62%       13.58%       (5.56)%
                                                    -------------   ---------   ---------   ---------   ----------   ----------
                                                    -------------   ---------   ---------   ---------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of period (000's).................    $ 11,350      $  14,702   $  17,730   $  24,436   $   35,700   $   52,688
Expenses to average net assets....................        1.82%*         1.68%       1.52%       1.56%        1.19%        1.17%
Net investment income to average net assets.......        4.96%*         5.53%       6.34%       6.56%        7.21%        7.23%
Portfolio turnover rate...........................          24%           104%        142%        134%         160%          97%

-----------------

*  Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

SEMIANNUAL REPORT
--------------------

MITCHELL
HUTCHINS SERIES TRUST

GLOBAL INCOME
PORTFOLIO

JUNE 30, 1999

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